                                                                    EXHIBIT 10.4

                              FACTORING AGREEMENT
                              -------------------

     THIS FACTORING AGREEMENT made as of the 26th day of November 1997 by and between ACCESS CAPITAL, INC., a New York corporation ("Access Capital") and TELENETICS CORPORATION, a California corporation (the "Company").

                              W I T N E S S E T H:

     WHEREAS, the Company has requested Access Capital to purchase from it, from time to time, all of the right, title and interest of the Company in and to certain accounts receivable due to the Company from its customers; and

     WHEREAS, Access Capital is willing to consider purchasing certain of such accounts receivable from the Company from time to time, upon the terms and subject to the conditions set forth in this Agreement;

     WHEREAS, Access Capital and the Company have entered into a Letter of Intent dated November 20, 1997 (the "Letter of Intent"), a copy of which is attached hereto as Schedule A and the terms of which are incorporated herein, whereby it is contemplated that Access Capital will provide capital to the Company on the general terms set forth therein. Prior to the execution and delivery of the definitive agreements contemplated by the Letter of Intent, the Company has requested Access Capital to provide interim financial accommodations, and Access Capital is willing to accommodate the short term funding requirements of the Company on the terms, and subject to the conditions contained herein;

     NOW, THEREFORE, to induce Access Capital to purchase such accounts receivable, and for other good valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

     1.   Tender of Accounts Receivable; Invoices.
          ----------------------------------------

          (a) The Company will tender to Access Capital all of the accounts receivable from its customers with respect to goods sold and delivered to, or services performed for, such customers by the Company (individually, an "Account Receivable," and, collectively, "Accounts Receivable") by delivering to Access Capital all of the invoices to be rendered to such customers promptly after the creation thereof. Access Capital will forward all such invoices delivered to the Company's customers (without regard to whether such invoices are offered for purchase by Access Capital), in accordance with Access Capital's standard procedures, together with a notice by the Company to its customers, in the form prescribed by Access Capital, of the assignment of payment of such invoices to Access Capital.

          (b) Access Capital will conduct such examination and verification of the invoices delivered to it, and such credit investigation of the account debtors, as it considers necessary or desirable, and will notify the Company as to which of the individual Accounts Receivable tendered by the Company, if any, Access Capital elects to purchase from the Company. Access Capital shall have the absolute right, in its sole discretion, to reject any or all of the Accounts Receivable tendered to it by the Company, irrespective of whether or not Access Capital has previously purchased Accounts Receivable from the Company or has purchased Accounts Receivable of any particular account debtor (individually, an "Account Debtor," and, collectively, "Account Debtors").

     2.   Purchase and Sale of Accounts Receivable.
          -----------------------------------------

          (a) Those Accounts Receivable which Access Capital elects to purchase from the Company shall be listed in an Invoice Delivery Schedule, substantially in the form of Exhibit A (such form, together with any schedules and attachments thereto is hereinafter referred to as an "Invoice Schedule"), executed by the Company and accepted by Access Capital from time to time throughout the term of this Agreement. Upon acceptance by Access Capital of an Invoice Schedule, the Company shall be deemed to have sold, assigned, transferred, conveyed and delivered to Access Capital, and Access Capital shall be deemed to have purchased and received from the Company, all right, title and interest of the Company in and to the Accounts Receivable listed in such Invoice Schedule. Notwithstanding the foregoing, if either the Company or Access Capital fails to include in any Invoice Schedule a particular Account Receivable tendered by the Company to Access Capital, but Access Capital nonetheless makes an Initial Payment (as hereinafter defined) to the Company for such Account Receivable, then Access Capital shall be presumed conclusively to have purchased, and the Company shall be presumed conclusively to have sold, such Account Receivable pursuant to this Agreement, and such Account Receivable shall be governed by the terms and conditions (including, without limitation, the Company's representations and warranties to Access Capital) of this Agreement. The Accounts Receivable which Access Capital has purchased, either by its acceptance of an Invoice Schedule or by making an Initial Payment with respect thereto, are sometimes referred to herein as "Purchased Receivables."

          (b) Upon acceptance of an Invoice Schedule, Access Capital shall deliver to the Company the amount of the Initial Payment specified in the Fee Schedule, a copy of which is attached as Exhibit B hereto and made a part hereof (the "Fee Schedule") with respect to the Accounts Receivable listed therein.

          (c) By its execution of each Invoice Schedule with respect to Accounts Receivable or acceptance of an Initial Payment with respect to an Account Receivable, the Company shall be deemed to represent, warrant and covenant to Access Capital with respect to each such Purchased Receivable that:

                    (i) The Company is the sole owner of such Purchased Receivable and such Purchased Receivable has not previously been assigned or encumbered in any manner; the Company has the full power and authority to sell such Purchased Receivable and its sale to Access Capital has been duly authorized by all necessary corporate action;

                    (ii) The goods or services listed or referred to in the invoice related to such Purchased Receivable have been shipped or rendered to the Account Debtor, and the prices and terms of shipment set forth therein conform in all material respects to the terms of any related purchase order or agreement with the Account Debtor;

                    (iii) The invoice representing such Purchased Receivable correctly sets forth the full purchase price of the goods or services covered thereby, and such amount, less only the applicable trade discounts and allowances stated therein, if any, is due and owing from the Account Debtor, subject to no set-offs, deductions, disputes, contingencies or counterclaims against the Company or the invoice, and payment thereof is not contingent upon fulfillment of any obligation other than delivery of the goods or services referred to in such invoice; and

                    (iv) Upon acceptance of the Invoice Schedule related thereto and payment of the Initial Payment with respect thereto, Access Capital shall be vested with all right, title and interest in and to such Purchased Receivable, including all proceeds thereof, rights of stoppage in transit and rights of return, contract rights and rights under policies of insurance.

          (d) If the amount of any Purchased Receivable is not paid by the Account Debtor by reason of the financial inability of the Account Debtor to pay when due, following acceptance by the Account Debtor of the goods sold or services rendered, without dispute, the Company shall not be liable to reimburse Access Capital the amount of the Initial Payment with respect thereto.

          (e) If any Purchased Receivable is not paid by the Account Debtor within 120 days after the date that such Purchased Receivable was invoiced and such non-payment is not by reason of the insolvency of the Account Debtor or the financial inability of the Account Debtor to pay the Purchased Receivable, or if any Account Debtor asserts at any time any deduction, dispute, contingency, set-off, or counterclaim with respect to any Purchased Receivable, the Company shall reimburse Access Capital on demand for the amount of the Initial Payment with respect to any Purchased Receivable. The Company shall be obligated to pay (and Access Capital shall have the right to retain) the fee set forth on Exhibit B with respect to such Purchased Receivable even if the Company is required to reimburse Access Capital for such Purchased Receivable. For the purposes hereof,
(i) any failure of an Account Debtor to pay all or part of an invoice shall be deemed to have been for a reason other than the insolvency or financial inability of such Account Debtor unless the Company provides evidence to the contrary acceptable to Access Capital, and (ii) even if the Company provides such evidence under clause (i) above, any failure of an Account Debtor to pay all or part of an invoice shall be deemed to have been for a reason other than the insolvency or financial inability of such Account Debtor if such Account Debtor has asserted any defense, dispute, contingency, deduction, or set-off, regardless of the financial condition of such Account Debtor.

     3.   Conditions Precedent. Access Capital shall not be obligated to
          --------------------
purchase any Accounts Receivable from the Company until each of the following conditions shall have been satisfied:

          (a) The Company shall have entered into a Security Agreement substantially in the form attached hereto as Exhibit C (the "Security Agreement") to secure the performance of the representations, warranties and covenants of the Company in this Agreement (but not the payment of the Accounts Receivable purchased thereby which are unpaid solely by reason of the financial inability of the Account Debtor to pay at maturity, following acceptance by such Account Debtor of the goods sold or services rendered without dispute) and the payment and performance by the Company of its other obligations under this Agreement;

          (b) The Company shall have executed and delivered to Access Capital Uniform Commercial Code financing statements for filing with the appropriate filing officer or officers in each jurisdiction where, in the opinion of Access Capital, such filing is necessary or desirable to perfect the security interests granted pursuant to the Security Agreement;

          (c) Michael Armani shall have executed and delivered to Access Capital Anti-Fraud and Performance Agreements substantially in the form attached hereto as Exhibit D-1 (the "Anti-Fraud and Performance Agreement") with respect to the performance of the representations, warranties and covenants of the Company in this Agreement (but not the payment of the Accounts Receivable purchased thereby) and the payment and performance by the Company of its other obligations under this Agreement;

          (d) SMC Communications Group Inc. and Shala Shashani doing business as SMC Group shall have executed and delivered to Access Capital a Subordination Agreement substantially in the form attached hereto as Exhibit E (the "Subordination Agreement") with respect to certain obligations of the Company.

          (e) The Company shall have executed and delivered to Access Capital an Internal Revenue Service Form 8821 authorizing Access Capital to inspect and/or receive all information regarding all of the Company's taxes for all periods; and

          (f) The Company shall have executed and/or delivered to Access Capital all other documents, agreements, instruments, certificates and opinion letters as shall be required by Access Capital in connection with the transactions contemplated by this Agreement.

     4.   Collection of Accounts Receivable.
          ----------------------------------

          (a) Commencing on the date of this Agreement, Access Capital shall administer the collection of all Accounts Receivable originated by the Company. Following identification of payments and application to the related invoices, payments received with respect to Accounts Receivable, net of Access Capital's administration fee as set forth in the Fee Schedule and any amounts due with respect to Purchased Receivables, shall be remitted to the Company by Access Capital at weekly intervals (or such other intervals to which the Company and Access Capital may agree from time to time).

          (b) Access Capital shall have the right of endorsement on all payments received in connection with each Account Receivable and the Company hereby appoints Access Capital the attorney-in-fact and agent of the Company for this purpose, which appointment is coupled with an interest and is irrevocable during the term of this Agreement.

          (c) Access Capital shall have no liability to the Company for any mistake in the application of any payment received by it with respect to any Account Receivable, so long as it acts in good faith and without gross negligence.

     5.   Administration of Purchased Receivables. For administrative
          ---------------------------------------
convenience, the Purchased Receivables delivered by the Company to Access Capital during each week (or such other period as Access Capital may reasonably determine) may be aggregated and administered as a single Account Receivable, or as several discreet Accounts Receivable, in the discretion of Access Capital (each, an "Aggregate Receivable"). As Access Capital collects the Purchased Receivables comprising an Aggregate Receivable, it will pay to the Company an amount equal to the excess, if any, of (i) the aggregate amount collected by Access Capital with respect to such Aggregate Receivable, less (ii) the sum of (A) the aggregate Initial Payments made by Access Capital with respect to such Aggregate Receivable, (B) the fees earned by Access Capital with respect to such Aggregate Receivable, (C) the aggregate amount theretofore paid by Access Capital (in excess of the amounts specified in clauses (ii)(A) and (ii)(B)) with respect to such Aggregate Receivable, if any, and (D) any amounts due pursuant to Sections 8 and 10 below which have not theretofore been paid.

     6.   Cross-Collateralization. If a Default (as defined in Section 11 below)
          -----------------------
shall have occurred and be continuing, Access Capital shall have the right, which may be exercised in its sole and absolute discretion at any time and from time to time during the continuance of such Default, to apply all amounts collected with respect to Accounts Receivable as follows, before any payment from such collections shall be made to the Company: (i) against the unreimbursed balance of the Initial Payments made by Access Capital to the Company with respect to Purchased Receivables; (ii) to the payment of all fees accrued with respect to Accounts Receivable purchased by Access Capital from the Company, whether or not such fees have become due and payable pursuant to the terms of this Agreement; and (iii) to the payment of any and all other liabilities and obligations of the Company to Access Capital pursuant to this Agreement, the Security Agreement and any other agreement entered into between Access Capital and the Company (the "Transaction Documents"). For purposes of this Section 6, "Company" means and includes each person named as the Company in the preamble to this Agreement and any parent, subsidiary, controlling person or other affiliate.

     7.   Collection of Accounts Receivable.
          ----------------------------------

          (a) The Company will instruct all Account Debtors obligated with respect to its Accounts Receivable to mail or deliver payments on such Accounts Receivable directly to Access Capital at its address set forth at the end of this Agreement or to such other address that Access Capital may specify in a written notice to the Company. Such instructions shall not be rescinded or modified without Access Capital's prior written consent. If, despite such instructions, the Company shall receive any payments with respect to any Accounts Receivable purchased by Access Capital, it shall receive such payments in trust for the benefit of Access Capital, shall segregate such payments from its other funds, and shall deliver or cause to be delivered to Access Capital, in the same form as so received with all necessary endorsements, all such payments received as soon as practicable, but in no event later than two business days after the receipt thereof by the Company.

          (b) Access Capital shall have the full power and authority to collect each Account Receivable, through legal action or otherwise, and may, in its sole discretion, settle, compromise, or assign (in whole or in part) the claim for any of the Accounts Receivable, or otherwise exercise any other right now existing or hereafter arising with respect to any of the Accounts Receivable, if such action will facilitate collection. The amount of any reduction resulting from any such settlement, compromise, assignment or other collection action shall reduce the balance otherwise due to the Company hereunder. The Company acknowledges and agrees that Access Capital shall have the sole and exclusive right to commence legal action to collect any Account Receivable.

     8.   Payment of Expenses and Taxes; Indemnification. The Company will (a)
          ----------------------------------------------
pay or reimburse Access Capital for all of Access Capital's out-of-pocket costs and expenses incurred in connection with the preparation and execution of, and any amendment, supplement or modification to, the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the fees and disbursements of counsel to Access Capital (whether or not such counsel is affiliated with Access Capital), (b) pay or reimburse Access Capital for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under the Transaction Documents, and the verification of the Accounts Receivable and the credit worthiness of the account debtors, including, without limitation, fees and disbursements of counsel to Access Capital (whether or not such counsel is affiliated with Access Capital) and any collateral evaluation (e.g. field examinations, collateral analysis or other business analysis) performed by Access Capital or for its benefit as Access Capital deems necessary; (c) pay, indemnify, and hold Access Capital harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from, any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement of modification of, or any waiver or consent under or in respect of, the Transaction Documents; (d) pay, indemnify, and hold Access Capital harmless from and against any and all claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, whether threatened, pending or determined (including attorneys' fees and court costs now or hereafter arising from the enforcement of this clause), (1) with respect to the execution, delivery, enforcement and performance of the Transaction Documents, including, without limitation, the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any collateral, or (2) arising directly or indirectly from the activities of the Company or any subsidiary, its predecessors in interest, or third parties with whom it has a contractual relationship, or arising directly or indirectly from the violation of any environmental protection, health, or safety law, whether such claims are asserted by any governmental agency or any other person, or (3) arising by virtue of or in connection with any representation or warranty by the Company being untrue as of the date made or any agreement or covenant by the Company not being performed as and when required hereunder (all of the foregoing, collectively, the "indemnified liabilities"); provided, that the Company shall have no obligation hereunder to Access Capital with respect to indemnified liabilities arising from
(i) the gross negligence or willful misconduct of Access Capital, (ii) salaries and other amounts payable by Access Capital to its employees in the ordinary course of business (other than for legal fees specifically billed with respect to a particular matter to which the foregoing relates) or (iii) expenses incurred by Access Capital (other than those specifically enumerated above) in the ordinary course of business in connection with the performance of its obligations hereunder. The agreements in this Section 8 shall survive the termination of this Agreement.

     9.   Term; Fees.
          -----------

          (a) This Agreement shall be effective for a period commencing on the date hereof and continuing until the close of business on January 31, 1998 (the "Initial Term").

          (b) The representations, warranties and covenants of the Company and the remedies of Access Capital for a breach of such representations, warranties and/or covenants, shall survive the termination of this Agreement, and such termination shall not affect the rights of Access Capital to enforce its remedies under the Transaction Documents against the Company or against any collateral after a default by the Company.

          (c) The Company shall pay to Access Capital simultaneous with the execution of this Factoring Agreement, a commitment fee of $10,000.

          (d) In the event that the Company terminates this agreement on or before January 31, 1998 without entering into the agreement pursuant to the Letter of Intent dated November 20, 1997 then the Company shall pay a Termination fee of $35,000.

     11.  Defaults; Remedies. If any of the following events (each herein
          ------------------
referred to as a "Default") shall occur:

          (a) Any representation, warranty or covenant made by the Company in any of the Transaction Documents shall prove to have been incorrect, incomplete or misleading on or as of the date made or deemed made; or

          (b) The Company shall fail to perform or observe any term covenant or agreement contained in any Transaction Document and such failure shall continue for a period of five (5) days after written notice thereof from Access Capital shall have been received by the Company; or

          (c) Access Capital shall reasonably believe that the Company is failing to tender all of its Accounts Receivable to Access Capital for purchase pursuant to Section 1 of this Agreement;

          (d) The Company shall instruct any Account Debtor to mail or deliver payment on Accounts Receivable to the Company or to any person other than Access Capital; or

          (e) There shall be any change in the controlling ownership of the Company; or

          (f) The Company (i) shall generally not pay, or shall be unable to pay, or shall admit in writing its inability to pay its debts as such debts become due; or (ii) shall make an assignment for the benefit of creditors, or petition or apply to any tribunal for the appointment of a custodian, receiver, or trustee for it or a substantial part of its assets; or (iii) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (iv) shall have had any such petition or application filed or any such proceeding commenced against it in which an order for relief is entered or an adjudication or appointment is made, or (v) shall take any corporate action indicating its consent to, approval of, or acquiescence in any such petition, application, proceeding, or order for relief or the appointment of a custodian, receiver, or trustee for all or any substantial part of its properties; or (vi) shall suffer any such custodianship, receivership, or trusteeship to continue undischarged.

then, and in any such event, Access Capital, without notice to the Company, may exercise all of the rights provided in Section 6 and, by notice to the Company, may: (i) declare the Facility Fee, Access

Capital's accrued fees with respect to the Purchased Receivables (calculated as provided in the Fee Schedule as if all Purchased Receivables had been paid in full on the date of such declaration) and all other amounts payable under the Transaction Documents to be forthwith due and payable, whereupon the Facility Fee and all such other amounts shall become and be forthwith due and payable, without demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Company; or (ii) declare that its obligation to purchase and/or administer Accounts Receivable pursuant to this Agreement is terminated, whereupon such obligation or obligations shall forthwith terminate; or (iii) both. Access Capital may terminate its obligation to purchase additional Accounts Receivable pursuant to this Agreement without terminating this Agreement or its right to administer Accounts Receivable pursuant to the terms hereof. In addition, the Company shall pay Access Capital a liquidation fee ("Liquidation Fee") in the amount of five percent (5%) of the face amount of each receivable outstanding at any time during a "liquidation period" (as defined below). For the purposes hereof, "liquidation period" means a period:
(i) beginning on the earliest date of (x) an event referred to in Section 11(f); or (y) the cessation of business of the Company; and (ii) ending on the date on which Access Capital has actually received fees, costs, expenses and other amounts due and owing to it under the Transaction Documents. The Liquidation Fee shall be paid on the earlier to occur of: (i) the date on which Access Capital collects the applicable Account Receivable; and (ii) the 90th day from the invoice of such Account Receivable by deduction from any amount otherwise due from Access Capital to the Company directly, at the option of Access Capital. The Company and Access Capital acknowledge that the actual damages that would be incurred by Access Capital after the occurrence of a Default would be difficult to quantify and that the Company and Access Capital have agreed that the fees and obligations set forth in this paragraph and in this Agreement would constitute fair and appropriate liquidated damages in the event of any such termination.

     12.  Notices. All notices and other communications hereunder and under any
          -------
other Transaction Document (unless otherwise specified in such Transaction Document) shall be deemed given when delivered or deposited in the mails, first class postage prepaid (provided, however, that notices given by telegram, telex or telefax shall be deemed given when dispatched by telegram, telex or telefax, as the case may be) and if to a party hereto addressed as set forth beneath its name at the foot hereof unless a party shall give notice in writing of a different address or telefax number in the manner provided herein.

     13.  Amendments. Etc. No amendment, modification, termination, or waiver of
          ---------------
any provision of any Transaction Document to which the Company is a party, nor consent to any departure by the Company from any Transaction Document to which it is a party, shall in any event be effective unless the same shall be in writing and signed by Access Capital, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     14.  No Waiver. No course of dealing between Access Capital and the
          ---------
Company, nor any failure or delay on the part of Access Capital in exercising any right, power, or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder. The rights and remedies provided in the Transaction Documents are cumulative, and are not exclusive of any other rights, powers, privileges, or remedies, now or hereafter existing, at law or in equity or otherwise.

     15.  Successors and Assigns. This Agreement shall be binding upon and inure
          ----------------------
to the benefit of the Company and Access Capital and their respective successors and assigns, except that the Company may not assign or transfer any of its rights under any Transaction Document to which it is a party without the prior written consent of Access Capital.

     16.  Integration. This Agreement and the other Transaction Documents
          -----------
contain the entire agreement between the parties relating to the subject matter hereof and supersede all oral statements and prior writings with respect thereto.

     17.  Severability of Provisions. Any provision of any Transaction Document
          --------------------------
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Transaction Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     18.  Additional Reports. In the event that at any time after the expiration
          ------------------
of the term of this Agreement (as the same may be extended or modified, or terminated following the occurrence of a default), the Company or any successor or assignee of the Company, shall request additional information from Access Capital including, without limitation, account reports, collections advice for previously concluded transactions or information for the Company's accounting records, such information shall be supplied by Access Capital to the Company if available, and the Company shall pay Access Capital based on the time spent by Access Capital personnel in the preparation of such information for the Company, and for the disbursements incurred by Access Capital in connection therewith, at the hourly rates established by Access Capital for the consulting services of its personnel.

     19.  Headings. Section headings in the Transaction Documents are included
          --------
in such Transaction Documents for the convenience of reference only and shall not constitute a part of the applicable Transaction Documents for any other purpose.

     20.  CONSENT TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY SUBMITS TO THE
          -----------------------
JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT ACTION OR PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY AGREES THAT A FINAL JUDGMENT IN ANY SUCH SUIT ACTION OR PROCEEDING BROUGHT IN SUCH A COURT, AFTER ALL APPROPRIATE APPEALS, SHALL BE CONCLUSIVE AND BINDING UPON IT.

     21.  GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
          -------------
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     22.  JURY TRIAL WAIVER. THE PARTIES HERETO DO HEREBY WAIVE ANY AND ALL
          -----------------
RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT.

     23.  COUNTERPARTS. THIS AGREEMENT MAY BE EXECUTED IN ANY NUMBER OF
          ------------
COUNTERPARTS, ALL OF WHICH SHALL CONSTITUTE ONE AND THE SAME INSTRUMENT, AND ANY PARTY HERETO MAY EXECUTE THIS AGREEMENT BY SIGNING ONE OR MORE COUNTERPARTS.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                                    ACCESS CAPITAL, INC.


                                    By: /s/ PAUL MEHRING
                                        -------------------------------------
                                    Name: Paul Mehring
                                    Title: Vice President

                                    Address for Notices:

                                    405 Park Avenue
                                    New York, New York 10022
                                    Attn: Client Services Department
                                    Telephone Number: (212) 644-9300
                                    Telefax Number: (212) 644-5488


                                    TELENETICS CORPORATION



                                    By: /s/ MICHAEL ARMANI
                                        -------------------------------------
                                         Michael Armani
                                          President & Chief Executive Officer

                                    Address for Notices:

                                         26772 Vista Terrace Drive
                                         Lake Forest, CA 92630
                                         Telephone Number:  (714) 455-4000
                                         Telefax Number:  (714) 455-4010

                                                                       EXHIBIT A
                                                                       ---------

                           INVOICE DELIVERY SCHEDULE
                           -------------------------



                                                        Bulk #: ________________

                                                        ACI Invoice #: _________



Aggregate Amount of Invoices: $ ________________

Initial Payment: $ ___________________________

Date:_________ 199___



     Pursuant to the terms and conditions of the Factoring Agreement in effect by and between the Company (as named below) and Access Capital, Inc. ("Access Capital"), the Company hereby sells to Access Capital, and Access Capital hereby purchases from the Company, the accounts receivable of the Company set forth on Schedule A attached hereto and made a part hereof. Reference is made to the Factoring Agreement between the parties, the terms and conditions of which are incorporated herein by this reference.



Name of Company:                              Accepted:
TELENETICS CORPORATION                        ACCESS CAPITAL, INC.



By: /s/ MICHAEL ARMANI                         By: /s/ PAUL MEHRING
    --------------------------------------         -----------------------------
        Michael Armani                         Name:   Paul Mehring
        President & Chief Executive Officer    Title:  Vice President

                                                                       EXHIBIT B
                                                                       ---------

                             TELENETICS CORPORATION

                                  FEE SCHEDULE


        The fee earned by Access Capital, Inc. for purchasing Accounts Receivable with an initial payment of 75% shall be 15% (fifteen percent) per annum. Collected funds shall be available to the account of the Company five (5) business clearance days after receipt of payment.

Access Capital, Inc. will earn a 2.5% (two and one half percent) administrative fee for all Accounts Receivable purchased by the Company during the term of the Account Agreements.


Agreed to and Accepted:

TELENETICS CORPORATION


By: /s/ MICHAEL ARMANI
    -------------------------------
Michael Armani
President & Chief Executive Officer

                                                                       EXHIBIT C
                                                                       ---------

                              SECURITY AGREEMENT
                              ------------------

     THIS SECURITY AGREEMENT made as of the 26th day of November 1997 by and between TELENETICS CORPORATION a California corporation, (the "Company") and ACCESS CAPITAL, INC., a New York corporation ("Access Capital").

                              W I T N E S S E T H:

     WHEREAS, the Company intends to enter into a Factoring Agreement with Access Capital dated the date hereof (the "Factoring Agreement") pursuant to which Access Capital will purchase certain accounts receivable represented by invoices rendered to customers of the Company ("Accounts Receivable") on the basis of, and in reliance upon the representations, warranties and covenants of the Company contained in the Factoring Agreement; and

     WHEREAS, it is a condition precedent to the obligation of Access Capital to purchase Accounts Receivable pursuant to the Factoring Agreement that the Company shall have entered into this Security Agreement for the purpose of securing the performance of the representations, warranties and covenants of the Company in the Factoring Agreement (but not the payment of the Accounts Receivable purchased thereby which are unpaid solely by reason of the financial inability of the account debtor to pay at maturity, following acceptance by such account debtor of the goods sold or services rendered without dispute) and the payment and performance by the Company of its other obligations under the Factoring Agreement;

     NOW, THEREFORE, to induce Access Capital to enter into the Factoring Agreement and purchase Accounts Receivable pursuant thereto, and in consideration thereof and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

     1.   Security Interest. The Company hereby grants Access Capital a security
          -----------------
interest (the "Security Interest") in all of the following property now owned or at any time hereafter acquired by it, or in which it now has or at any time in the future may acquire any right, title or interest (the "Collateral"):

          (a) all Accounts Receivable purchased by Access Capital pursuant to the Factoring Agreement, all rights of the Company pursuant to the Factoring Agreement, and all contract rights and other general intangibles related to the Accounts Receivable purchased by Access Capital pursuant to the Factoring Agreement and associated therewith and the proceeds and products thereof (including without limitation proceeds of insurance) and all additions, accessions and substitutions thereto or therefor; and

          (b) all accounts not purchased by Access Capital, all other personal property and fixtures of the Company, including, without limitation, inventory, equipment, goods, documents, instruments, contract rights, general intangibles and chattel paper in which the Company now has or hereafter may acquire any right, title or interest and the proceeds and products thereof (including without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefor.

Terms used in clauses (a) and (b) of this Section which are defined in the Uniform Commercial Code as enacted and in effect in the State of New York (the "Code") are used as so defined in the Code.

     2.   Obligations. This Agreement and the Security Interest shall secure the
          -----------
following obligations (the "Obligations"):

          (a) Any and all obligations of the Company under the Factoring Agreement or under any other agreement or instrument executed and delivered pursuant thereto, including without limitation all reimbursement and indemnification obligations of the Company; and

          (b) Any and all other liabilities and obligations of every kind and nature whatsoever of the Company to Access Capital under the Factoring Agreement or otherwise, whether such liabilities and obligations be direct or indirect, absolute or contingent, secured or unsecured, now existing or hereafter arising or acquired, due or to become due.

     3.   Financing Statements and Other Action. The Company will do all lawful
          -------------------------------------
acts which Access Capital deems necessary or desirable to protect the Security Interest or otherwise to carry out the provisions of this Agreement, including, but not limited to, the execution of Uniform Commercial Code financing, continuation, amendment and termination statements and similar instruments in form satisfactory to Access Capital and the procurement of waivers and disclaimers of interest in the Collateral by the owners of any real estate on which the Collateral is located and will promptly pay on demand any filing fees or other costs in connection with the filing or recordation of such statements and instruments.

     4.   Places of Business. The Company warrants that its principal place of
          -------------------
business, chief executive office and the place where the records concerning its accounts and contract rights are located at the address for notices set forth in the Factoring Agreement. None of the Accounts Receivable is evidenced by a promissory note or other instrument. The Company will keep its principal place of business and chief executive office and the office where it keeps its records concerning its accounts and contract rights at the location therefor specified in the previous sentence or, upon 30 days' prior written notice to Access Capital, at any other locations in a jurisdiction where all actions required by this Section 4 shall have been taken with respect to the Collateral. The Company will hold and preserve its records concerning its accounts and contract rights and will permit representatives of Access Capital at any time during normal business hours to inspect and make abstracts from such records.

     5.   Encumbrances. The Company warrants that it has title to the Collateral
          ------------
purportedly owned by it and that there are no sums owed or claims, liens, security interests or other encumbrance (collectively, "Liens") against the Collateral other than as set forth on Schedule 1 hereto. The Company will notify Access Capital of any Liens against the Collateral, will defend the Collateral against any Liens adverse to Access Capital, except for liens having priority listed on Schedule 1 hereto, and will not create, incur, assume, or suffer to exist now or at any time throughout the duration of the term of this Security Agreement, any Liens against the Collateral, whether now owned or hereafter acquired, except liens in favor of Access Capital and liens listed on Schedule 1.

     6.   Maintenance of Collateral. The Company shall preserve the Collateral
          --------------------------
for the benefit of Access Capital. Without limiting the generality of the foregoing, the Company shall:

          (a) make all such repairs, replacements, additions and improvements to its equipment as in its judgment are necessary to permit such business to be properly and advantageously conducted at all times;

          (b) maintain and preserve its inventory except as sold in the ordinary course of business;

          (c) preserve all beneficial contract rights to the extent commercially reasonable;

          (d) in conjunction with, and at the direction of, Access Capital, take commercially reasonable steps to collect all accounts; and

          (e) pay all taxes, assessments or other charges on the Collateral when due, unless the amount or validity of such taxes, assessments or charges are being contested in good faith by appropriate proceedings and reserves have been provided on its books with respect thereto in conformity with generally accepted accounting principles.

     Nothing contained herein shall be construed to prohibit the Company from buying and selling equipment and inventory in the ordinary course of business.

     7.   Additional Provisions Concerning the Collateral.
          ------------------------------------------------

          (a) The Company authorizes Access Capital to file, without the signature of the Company, where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Access Capital may file a photographic or other reproduction of this Agreement in lieu of a financing or continuation statement in any filing office where it is permissible to do so.

          (b) The Company irrevocably appoints Access Capital as its attorney-in-fact (which power of attorney is coupled with an interest) and proxy, with full authority in the place and stead of the Company and in its name or otherwise, from time to time in Access Capital's discretion, including: (i) to obtain and adjust insurance required to be paid to Access Capital pursuant to
Section 8 hereof; (ii) to ask, demand, collect, sue for, recover, compound, receive, and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (iii) to receive, endorse, and collect any checks, drafts or other instruments, documents, and chattel paper in connection with clause (i) or clause (ii) above; (iv) to sign the Company's name on any invoice or bill of lading relating to any account, on drafts against customers, on schedules and assignments of accounts, on notices of assignment, financing statements and other public records, on verification of accounts and on notices to customers (including notices directing customers to make payment directly to Access Capital); (v) if a Default (as defined in the Factoring Agreement) has occurred and is continuing, to notify the postal authorities to change the address for delivery of its mail to an address designated by Access Capital, to receive, open and process all mail addressed to the Company, to send requests for verification of accounts to customers; and (vi) to file any claims or take any action or institute any proceedings which Access Capital may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Access Capital with respect to any of the Collateral. The Company ratifies and approves all acts of said attorney; and so long as the attorney acts in good faith and without gross negligence it shall have no liability to the Company for any act or omission as such attorney.

          (c) If the Company fails to perform any agreement contained herein, Access Capital may itself perform, or cause performance of, such agreement or obligation, and the costs and expenses of Access Capital incurred in connection therewith shall be payable by the Company and shall be fully secured hereby.

          (d) The powers conferred on Access Capital hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon Access Capital to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Access Capital shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

          (e) Anything herein to the contrary notwithstanding, (i) the Company shall remain liable under any contracts and agreements relating to the Collateral, to the extent set forth therein, to perform all of its obligations thereunder, to the same extent as if this Agreement had not been executed; (ii) the exercise by Access Capital of any of its rights hereunder shall not release the Company from any of its obligations under the contracts and agreements relating to the Collateral; and (iii) Access Capital shall not have any obligation or liability by reason of this Agreement under any contracts and agreements relating to the Collateral, nor shall Access Capital be obligated to perform any of the obligations or duties of the Company thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     8.   Insurance. The Company shall maintain insurance covering the
          ---------
Collateral with financially sound and reputable insurers satisfactory to Access Capital against such risks as are customarily insured by a business in the same or a similar industry and similarly situated for an amount not less than the full replacement value of such Collateral. All such insurance policies covering property on and after the date such property becomes subject to the Security Interest shall be written so as to be payable in the event of loss to the Company and Access Capital as their interests shall appear and shall provide for at least thirty (30) days prior written notice to Access Capital prior to the cancellation or modification of each such policy. At the request of Access Capital, all insurance policies covering property subject to the Security Interest shall be furnished to and held by Access Capital. If, while any Obligations are outstanding, any proceeds with respect to any casualty loss are paid to Access Capital under such policies on account of such casualty loss, and no Default (as defined in the Factoring Agreement) has occurred and is continuing, Access Capital will pay over such proceeds in whole or in part to the Company, for the purpose of repairing or replacing the Collateral destroyed or damaged, with any such repaired or replaced Collateral to be secured by this Agreement. If a Default has occurred and is continuing, Access Capital may apply the proceeds in its discretion to any of the Obligations. Access Capital is hereby appointed during the term of this Agreement as irrevocable attorney-in-fact to collect the proceeds of such insurance, to settle any claims with the insurers in the event of loss or damage, to endorse settlement drafts and upon the occurrence and during the continuance of a Default to cancel, assign or surrender any insurance policies.

     9.   Remedies. If any Default (as defined in the Factoring Agreement) shall
          ---------
have occurred and be continuing:

          (a) Access Capital may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) require the Company to, and the Company hereby agrees that it will at its expense and upon request of Access Capital forthwith, assemble all or part of the Collateral as directed by Access Capital and make it available to Access Capital at a place to be designated by Access Capital which is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Access Capital's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Access Capital may deem commercially reasonable. The Company agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Access Capital shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Access Capital may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and any such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Any cash held by Access Capital as Collateral and all cash proceeds received by Access Capital in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Access Capital, be held by Access Capital as Collateral for, and/or then or any time thereafter be applied in whole or in part by Access Capital against, all or any part of the Obligations in such order as Access Capital shall elect. Any surplus of such cash or cash proceeds held by Access Capital and remaining after payment in full of all the Obligations shall be paid over to the Company or to whomsoever may be lawfully entitled to receive such surplus.

          (c) Access Capital may exercise any and all rights and remedies of the Company under or in connection with the Collateral, including, without limitation, any and all rights of the Company to demand or otherwise require payment of any amount under, or performance of any provision of, any account, contract or agreement.

          (d) All payments received by the Company under or in connection with the Collateral shall be received in trust for the benefit of Access Capital, shall be segregated from other funds of the Company and shall be forthwith paid over to Access Capital in the same form as so received (with any necessary endorsement).

     10.  Payment of Taxes. Charges. Etc. Access Capital, at its option, after
          -------------------------------
notice to the Company, may discharge any taxes, charges, assessments, security interests, liens or other encumbrances upon the Collateral or otherwise protect the value thereof. All such expenditures incurred by Access Capital shall become payable by the Company to Access Capital upon demand, shall bear interest at an annual rate equal at all times to the lesser of 15 percent per annum or the highest legal interest rate from the date incurred to the date of payment, and shall be secured by the Collateral.

     11.  Duties with Respect to Collateral. Access Capital shall have no duty
          ---------------------------------
to the Company with respect to the Collateral other than the duty to use reasonable care in the safe custody of any of the Collateral in its possession. Without limiting the generality of the foregoing, Access Capital, although it may do so at its option, shall be under no obligation to the Company to take any steps necessary to preserve rights in the Collateral against other parties.

     12.  Waivers. To the extent permitted by law, the Company hereby waives
          -------
demand for payment, notice of dishonor or protest and all other notices of any kind in connection with the Obligations except notices required herein, by law or by any other agreement between the Company and Access Capital. Access Capital may release, supersede, exchange or modify any collateral or security which it may from time to time hold and may release, surrender or modify the liability of any third party without giving notice hereunder to the Company. Such modifications, changes, renewals, releases or other actions shall in no way affect the Company's obligations hereunder.

     13.  Termination. This Agreement and the Security Interest shall terminate
          -----------
upon the expiration, cancellation or other termination of the Factoring Agreement, provided that all Obligations have been paid or discharged in full. Upon termination of the Security Interest, Access Capital will deliver to the Company appropriate termination statements with respect to Collateral so released from the Security Interest for filing with each filing officer with which financing statements have been filed by Access Capital to perfect the Security Interest in such Collateral.

     14.  Successors and Assigns. This Agreement shall be binding upon and inure
          ----------------------
to the benefit of the Company and Access Capital and their respective successors and assigns.

     15.  Severability of Provisions. Any provision of this Agreement which is
          --------------------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     16.  CONSENT TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY SUBMITS TO THE
          -----------------------
JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY AGREES THAT A FINAL JUDGMENT IN ANY SUCH SUIT ACTION OR PROCEEDING

BROUGHT IN SUCH A COURT, AFTER ALL APPROPRIATE APPEALS, SHALL BE CONCLUSIVE AND BINDING UPON IT.

     17.  GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
          -------------
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     18.  JURY TRIAL WAIVER. THE PARTIES HERETO DO HEREBY WAIVE ANY AND ALL
          -----------------
RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT.

     IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the date first above written.


                                    TELENETICS CORPORATION

                                    By: /s/ MICHAEL ARMANI
                                       -------------------------------------
                                       Michael Armani
                                       President & Chief Executive Officer


                                    ACCESS CAPITAL, INC.

                                    By: /s/ PAUL MEHRING
                                       -------------------------------------
                                    Name:  Paul Mehring
                                    Title: Vice President

                                  Schedule 1
                                      to
                              Security Agreement
                              ------------------
                                PERMITTED LIENS
                                ---------------

                                                                     EXHIBIT D-1
                                                                     -----------

                      ANTI-FRAUD and PERFORMANCE AGREEMENT
                      ------------------------------------

     THIS ANTI-FRAUD and PERFORMANCE AGREEMENT, made as of the 26th day of November 1997, by and between MICHAEL ARMANI ("Michael Armani") and ACCESS CAPITAL, INC., a New York corporation ("Access Capital").

                              W I T N E S S E T H:

     WHEREAS, TELENETICS CORPORATION (the "Company") and Access Capital intend to enter into a Factoring Agreement dated the date hereof (the "Factoring Agreement") pursuant to which Access Capital will purchase certain accounts receivable billed to customers of the Company ("Accounts Receivable") on the basis of, and in reliance upon, the representations, warranties and covenants of the Company contained in the Factoring Agreement; and

     WHEREAS, Michael Armani is an officer and shareholder of the Company; and

     WHEREAS, it is a condition precedent to the obligation of the Access Capital to enter into the Factoring Agreement and to purchase Accounts Receivable pursuant thereto that Michael Armani shall have entered into this Anti-Fraud and Performance Agreement, guaranteeing the performance by the Company of the representations, warranties and covenants of the Company in the Factoring Agreement (but not the payment of the Accounts Receivable purchased thereby which are unpaid solely by reason of the financial inability of the account debtor to pay at maturity, following acceptance by such account debtor of the goods sold or services rendered without dispute) and the payment and performance by the Company of its other obligations under the Factoring Agreement;

     NOW, THEREFORE, in order to induce Access Capital to enter into the Factoring Agreement and the Security Agreement and to purchase Accounts Receivable pursuant thereto, and in consideration thereof and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Michael Armani, it is agreed as follows:

     1.   Liabilities of Michael Armani. Michael Armani hereby absolutely and
          -----------------------------
unconditionally guarantees the accuracy and completeness of the Company's representations and warranties and the prompt and complete performance by the Company of the Company's covenants and obligations in the Factoring Agreement, the prompt and complete payment and performance of all other fees, expenses and obligations of any nature that shall become due or owing to Access Capital by the Company under the Factoring Agreement or pursuant to any modification or amendment thereof, and the payment of any costs or expenses incurred by Access Capital in enforcing the same (the "Obligations"). Except as provided in Section 7, this Anti-Fraud and Performance Agreement is a continuing guaranty of the Obligations for the duration of the term of the Factoring Agreement and any renewals or extensions thereof. Payments to be made by Michael Armani hereunder may be required by Access Capital on any number of occasions. Payment by Michael Armani shall be made to Access Capital at Access Capital's office on demand as Obligations become due.

     2.   Presumption of Default. In the event that Access Capital shall have
          ----------------------
purchased an Account Receivable from the Company which shall not have been paid in full when due at a time when the customer to which such Account Receivable was billed has not (i) ceased generally to pay its debts as they become due, or
(ii) made an assignment for the benefit of creditors, or petitioned or applied to any tribunal for the appointment of a custodian, receiver, or trustee for it or a substantial part of its assets, or (iii) commenced any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, or (iv) had a petition or application filed or any such proceeding commenced against it, then the failure of the customer to pay such Account Receivable shall be presumed to be the result of the Company's breach of a representation, warranty, covenant or obligation in the Factoring Agreement with respect to the Account Receivable to which it relates.

     3.   Costs of Enforcement. Michael Armani shall pay to Access Capital
          --------------------
forthwith upon demand, all reasonable costs and expenses (including court costs and legal expenses) incurred or expended by Access Capital in enforcing its rights under this Anti-Fraud and Performance Agreement.

     4.   Waiver of Right of Subrogation. Notwithstanding any payment or
          ------------------------------
payments made by Michael Armani hereunder, Michael Armani will not exercise any rights of Access Capital against the Company by way of subrogation, reimbursement or indemnity, and shall have no right of recourse to any assets or property of the Company held for the payment and performance of its Obligations, whether or not the Obligations of the Company shall be satisfied. If there is more than one obligor, each obligor agrees not to seek contribution from any other obligor until all the Obligations shall have been paid in full. If any amount shall nevertheless be paid to Michael Armani, such amount shall be held in trust for the benefit of Access Capital and shall forthwith be paid to Access Capital to be credited and applied to the Obligations, whether matured or not matured. The provisions of this Section 4 shall survive termination of this Anti-Fraud and Performance Agreement.

     5.   Waiver. Michael Armani hereby assents, to the extent permitted by law,
          ------
to all the terms and conditions of the Obligations and waives: (a) notice of acceptance of this Anti-Fraud and Performance Agreement and all notice of the creation, extension or accrual of any Obligations; (b) presentment, demand for payment, notice of dishonor and protest; (c) notice of any other nature whatsoever; (d) any requirement of diligence or promptness on the part of Access Capital in the enforcement of any of its rights under the provisions of the Factoring Agreement or any Account Agreement; (e) any requirement that Access Capital take any action whatsoever against the Company or any other party or file any claim in the event of the bankruptcy of the Company; or (f) failure of Access Capital to protect, preserve or resort to any collateral. The waivers set forth in this section shall be effective notwithstanding the fact that the Company ceases to exist by reason of its liquidation, merger, consolidation or otherwise.

     6.   Consent. Michael Armani hereby consents that from time to time, and
          -------
without further notice to or consent of Michael Armani, Access Capital may take any or all of the following actions without affecting the liability of Michael
Armani: (a) extend, renew, modify, compromise, settle or release the Obligations; (b) release or compromise any liability of any party or parties with respect to the Obligations; (c) release its security interest in the collateral or exchange, surrender or otherwise deal with the collateral as Access Capital may determine; or (d) exercise or refrain from exercising any right or remedy of Access Capital.

     7.   Obligations of Michael Armani Unconditional; Termination. The
          --------------------------------------------------------
obligations of Michael Armani under this Anti-Fraud and Performance Agreement shall be absolute and unconditional, irrespective of the validity, regularity or enforceability of any Obligation or any instrument or agreement evidencing the same or relating thereto or any other circumstance that might otherwise constitute a defense available to, or a discharge of, Michael Armani. The obligations of Michael Armani hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by complete payment or performance of the Obligations and the liabilities of Michael Armani hereunder.

     8.   Notices. All notices and other communications hereunder shall be
          -------
deemed given when delivered or deposited in the mails, first class postage prepaid (provided, however, that notices given by telegram, telex or telefax shall be deemed given when dispatched) and if to a party hereto addressed as set forth beneath its name at the foot hereof unless a party shall give notice of a different address or telefax number in the manner provided herein.

     9.   Survival of Agreement. This Anti-Fraud and Performance Agreement shall
          ---------------------
inure to the benefit of and be binding upon Michael Armani and Access Capital and their respective heirs, successors and assigns, including any subsequent holder or holders of any Obligations, and the term "Access Capital" shall include any such holder or holders whenever the context permits.

     10.  Independent Obligation. Access Capital may proceed against Michael
          ----------------------
Armani under this Anti-Fraud and Performance Agreement without first proceeding against the Company, against any other surety or any other person or any security held by Access Capital and without pursuing any other remedy.

     11.  CONSENT TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY SUBMITS TO THE
          -----------------------
JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT ACTION OR PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY AGREES THAT A FINAL JUDGMENT IN ANY SUCH SUIT ACTION OR PROCEEDING BROUGHT IN SUCH A COURT, AFTER ALL APPROPRIATE APPEALS, SHALL BE CONCLUSIVE AND BINDING UPON IT.

     12.  GOVERNING LAW. THIS ANTI-FRAUD AND PERFORMANCE AGREEMENT SHALL BE
          -------------
CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     13.  JURY TRIAL WAIVER. THE PARTIES HERETO DO HEREBY WAIVE ANY AND ALL
          -----------------
RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT.

     IN WITNESS WHEREOF, Michael Armani has executed this Agreement as a sealed instrument as of the date first above written.

                                     /s/ MICHAEL ARMANI
                                     --------------------------
                                         Michael Armani

                                    Address for Notices:

                                    26772 Vista Terrace Drive
                                    Lake Forest, CA  92630
                                    Telephone Number: (714) 455-4000
                                    Telefax Number:  (714) 455-4010

     The foregoing Anti-Fraud and Performance Agreement is hereby confirmed and accepted as of the date hereof:

                                    ACCESS CAPITAL, INC.


                                    By: /s/ PAUL MEHRING
                                        ------------------------
                                    Name:   Paul Mehring
                                    Title:  Vice President

                                    Address for Notices:
                                    405 Park Avenue
                                    New York, New York 10022
                                    Attn: Client Services Department
                                    Telephone Number: (212) 644-9300
                                    Telefax Number: (212) 644-5488

                                                                 EXHIBIT E
                                                                 ---------

                            SUBORDINATION AGREEMENT
                            -----------------------


     THIS AGREEMENT made as of the 26th day of November 1997 by and between SMC COMMUNICATIONS GROUP INC. and SHALA SHASHANI doing business as SMC GROUP (the "Creditor") and ACCESS CAPITAL, INC., a New York corporation ("Access Capital").


                              W I T N E S S E T H:

     WHEREAS, the Creditor has made certain loans and advances to TELENETICS CORPORATION (the "Company") as detailed on Schedule 1 attached hereto and incorporated herein by reference (collectively the "Loans"); and

     WHEREAS, the Company and Access Capital intend to enter in a Factoring Agreement dated the date hereof (the "Factoring Agreement"), pursuant to which Access Capital will purchase certain accounts receivable billed to customers of the Company (such accounts receivable, together with the proceeds thereof, are hereinafter referred to as "Accounts Receivable"); and

     WHEREAS, it is a condition precedent to the obligation of Access Capital to enter into the Factoring Agreement and to purchase Accounts Receivable pursuant thereto that the Creditor shall have entered into this Subordination Agreement for the purpose of establishing, as between the Creditor and Access Capital, the respective priorities of the Loans and the obligations of the Company to Access Capital under the Factoring Agreement;

     NOW, THEREFORE, to induce Access Capital to enter into the Factoring Agreement and purchase Accounts Receivable pursuant thereto, and in consideration thereof and for other good valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

     1.   Definitions. For the purposes of this Agreement:
          -----------

          (a) the term "Senior Obligations" shall mean : (i) all fees, expenses and other amounts due or hereafter becoming due to Access Capital under the Factoring Agreement and any other agreements and instruments executed in connection therewith; and (ii) any and all other amounts owed to Access Capital by the Company, whether now existing or hereafter arising;

          (b) the term "Junior Obligations" shall mean: (i) the Loans, together with any and all interest accrued with respect thereto; (ii) all dividends and other distributions with respect to the capital stock of any class of the Company; and (iii) any and all amounts due or to become due, or accrued or to accrue, from the Company to the Creditor pursuant to any present or future agreement; and

          (c) the term "Subordinated Party" shall mean the Creditor, any affiliate of the Creditor and any transferee from the Creditor of any Junior Obligation.

     2.   Subordination of Junior Obligations.
          ------------------------------------

          (a) SUBORDINATION. All indebtedness and obligations constituting Junior Obligations shall be subordinate and junior in right of payment to the Senior Obligations to the extent and in the manner hereinafter provided in this
Section 2.

          (b) BANKRUPTCY, LIQUIDATION, ETC. In the event of any of the following (collectively referred to as "Acts of Bankruptcy"): (i) any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith relative to the Company or any subsidiary or to the property of the Company or any subsidiary that has been instituted but has not been discharged, (ii) any proceedings for voluntary liquidation, dissolution or other winding up of the Company or any subsidiary, whether or not involving insolvency or bankruptcy proceedings, or (iii) any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or substantially all of the property, assets or business of the Company or any subsidiary or the proceeds thereof to any creditor or creditors other than in the ordinary course of business (including without limitation any marshalling of assets), then, in the event of the occurrence of any of the foregoing Acts of Bankruptcy the Senior Obligations shall be paid in full before the holder of any Junior Obligation shall be entitled to receive any payment or distribution, direct or indirect, whether in cash, securities, property or otherwise, on account of Junior Obligations and to that end (but subject to the power of a court of competent jurisdiction to make other equitable arrangements reflecting the rights conferred in this Agreement upon the Senior Obligations with respect to the indebtedness represented thereby by a lawful plan of reorganization under applicable bankruptcy law), Access Capital shall be entitled to receive and to apply in payment of the Senior Obligations any payment or distribution, direct or indirect, whether in cash, securities, property or otherwise, which may be payable or deliverable in any such proceedings in respect of the Junior Obligations.

          (c) NO PAYMENT IN RESPECT OF JUNIOR OBLIGATIONS. Unless and until the Senior Obligations shall have been paid and satisfied in full, no payment or distribution, direct or indirect, whether in cash, securities, property or otherwise, on account of any principal or interest or other amount of any Junior Obligation shall be made to any Subordinated Party.

          (d) RECEIPT OF PAYMENTS IN TRUST. Any payments or other distributions in cash, securities, property or otherwise received by any of the Subordinated Parties in contravention of the provisions of this Section 2 shall be deemed to be received in trust for the benefit of Access Capital and shall be remitted forthwith to Access Capital in the exact form received with any necessary endorsements for application to the payment of the Senior Obligations to the extent necessary to pay the same in full.

          (e) JUNIOR OBLIGATIONS NOT IMPAIRED. The provisions of this Section 2 are for the purpose of defining the relative rights of Access Capital, on the one hand, and the Subordinated Parties, on the other hand, against the Company and its property. Nothing contained in this Section is intended to or shall impair, as among the Company and the Subordinated Parties, the obligations of the Company to the Subordinated Parties under the terms of the relevant agreements. In addition, nothing contained in this Section 2 shall prevent any Subordinated Party from exercising all rights and remedies otherwise permitted by applicable law or under any Junior Obligation upon a default thereunder, subject to (i) the rights of Access Capital under this Section to receive cash, property or securities of the Company or any subsidiary received upon the exercise of any such remedy or otherwise deliverable to such Subordinated Party, and (ii) the limitations on the exercise of certain rights of the Subordinated Parties set forth in subsection (f) below.

          (f) LIMITATION ON EXERCISE OF CERTAIN RIGHTS. Each Subordinated Party agrees that unless and until the Senior Obligations shall have been paid and satisfied in full, it will not (i) make any request or demand for, accelerate or bring any action with respect to, the payment of any Junior Obligation, (ii) bring any action to or otherwise enforce any judgment or lien against the Company or any subsidiary or its assets, (iii) seize any property of the Company or any subsidiary, or (iv) institute, or join in any petition for, any insolvency, bankruptcy, receivership or similar proceeding against the Company or any subsidiary, except that in such instance that Access Capital institutes such an action or proceeding against the Company or any subsidiary, then the Subordinated Parties may immediately join in such action or proceeding.

          (g) SUBROGATION. Subject to the payment in full of all Senior Obligations, the Subordinated Parties shall be subrogated to the rights of Access Capital to receive payments or distributions of assets of the Company or any subsidiary made on the Senior Obligations. No payments or distributions, direct or indirect, whether in cash, securities, property or otherwise, to Access Capital shall, as between the Company and its creditors other than Access Capital, be deemed to be a payment by the Company to any Subordinated Party or on account of any Junior Obligation. The provisions of this subsection are intended solely to define the relative rights of the Subordinated Parties, on the one hand, and Access Capital, on the other hand, vis-a-vis the Company. Notwithstanding the right of subrogation of the Subordinated Parties to the rights of Access Capital, each of the Subordinated Parties agrees that Access Capital may, prior to payment in full of all amounts due on the Senior Obligations, make all determinations and take or omit to take all actions and exercise or refrain from exercising all remedies that Access Capital may have at any time with respect to the Senior Obligations without consultation with, or participation or joinder by, or any consideration of the interests of, any Subordinated Party and without any liability to any Subordinated Party.

          (h) ADDITIONAL RIGHTS OF ACCESS CAPITAL. Without the consent of or notice to any Subordinated Party, Access Capital at any time and from time to time in its sole and absolute discretion may (i) amend or supplement the Factoring Agreement and any other document or instrument executed by the Company or any subsidiary in connection therewith; (ii) demand and receive a security interest in or other lien upon any property or assets of the Company or any subsidiary to secure the Senior Obligations and sell, exchange, release or otherwise deal with any property pledged or mortgaged to secure, or howsoever securing, Senior Obligations; (iii) exercise or refrain from exercising any other of its rights in respect of the Senior Obligations against the Company, any subsidiary or others (including any Subordinated Party) and (iv) apply any sums by whomsoever or however realized to the Senior Obligations.

          (i) REINSTATEMENT. The provisions of this Section 2 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Obligations is rescinded or must otherwise be returned by Access Capital to the Company or any subsidiary upon the insolvency, bankruptcy or reorganization of the Company or such subsidiary or otherwise, all as though such payment had not been made.

     3.   Relationship to Other Agreements. Notwithstanding any provisions to
          --------------------------------
the contrary of any other agreement or document to which any Subordinated Party is a party, whether with the Company or otherwise (collectively, the "Subordinated Documents"), the parties hereto intend, and each of the Subordinated Parties hereby expressly acknowledges and agrees, that with respect to the subject matter of this Agreement, the terms of this Agreement shall govern and control in the event of a conflict between the Subordinated Documents and this Agreement.

     4.   Restriction on Transfer. Each Subordinated Party covenants and agrees
          -----------------------
that until the Senior Obligations have been paid and discharged in full it will not, without the prior written consent of Access Capital, transfer, sell, endorse, assign, or grant a participation in all or any part of any Subordinated Obligation and, as a condition to any such consent by Access Capital, any transferee must agree to assume the obligations of this Agreement in a written instrument satisfactory to Access Capital signed by such transferee.

     5.   Amendments. Any provision hereof may be modified or amended only by a
          ----------
written instrument expressly referring hereto signed by each Subordinated Party and by Access Capital.

     6.   Notices. All notices and other communications hereunder shall be
          -------
deemed given when delivered or deposited in the mails, first class postage prepaid (provided, however, that notices given by telegram, telex or telefax shall be deemed given when dispatched) and if to a party hereto addressed as set forth beneath its name at the foot hereof unless a party shall give notice of a different address or telefax number in the manner provided herein.

     7.   No Third Party Beneficiary. The subordinations and agreements of the
          --------------------------
Subordinated Parties and Access Capital set forth herein are solely for the benefit of said parties and neither the Company nor any other person not a party to this agreement shall be a third party beneficiary hereof, including without limitation a trustee-in-bankruptcy of the Company or any subsidiary, or entitled to any rights hereunder or arising out of this Agreement.

     8.   References to Access Capital. All references herein to "Access
          ----------------------------
Capital" shall be deemed to include any future holder or holders of the Senior Obligations without further amendment to this Agreement.

     9.   Counterparts. This Agreement may be executed in any number of
          ------------
counterparts, all of which, taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this agreement by signing any such counterpart.

     10.  Successors. This Agreement shall inure to the benefit of and be
          ----------
binding upon the successors, assigns, heirs and legal representatives of the parties hereto.

     11.  CONSENT TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY SUBMITS TO THE
          -----------------------
JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY AGREES THAT A FINAL JUDGMENT IN ANY SUCH SUIT ACTION OR PROCEEDING BROUGHT IN SUCH A COURT, AFTER ALL APPROPRIATE APPEALS, SHALL BE CONCLUSIVE AND BINDING UPON IT.

     12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
         --------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     13. JURY TRIAL WAIVER. THE PARTIES HERETO DO HEREBY WAIVE ANY AND ALL RIGHT
         -----------------
TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT.

     IN WITNESS WHEREOF, this instrument has been signed as of the day and year first above written.

                                    ACCESS CAPITAL, INC.


                                    By:     /s/ PAUL MEHRING
                                       ___________________________
                                    Name:  Paul Mehring
                                    Title: Vice President

                                    Address for Notices:

                                    405 Park Avenue
                                    New York, New York 10022
                                    Attn: Client Services Department
                                    Telephone Number:  (212) 644-9300
                                    Telefax Number: (212) 644-5488

                                    CREDITOR

                                    /s/ SHALA SHASHANI
                                    ______________________________
                                    Shala Shashani

                                    Address for Notices:

                                    SMC Group
                                    26772 Vista Terrace
                                    Lake Forest, CA 92630
                                    Attn: Shala Shashani
                                    Telephone Number: (714) 855 4545
                                    Telefax Number: (714) 855 8988


The undersigned hereby accepts and acknowledges receipt of a copy of the foregoing Agreement.

     TELENETICS CORPORATION


     By:  /s/ MICHAEL ARMANI
        __________________________
          Michael Armani
          President & Chief Executive Officer

                                   SCHEDULE 1
                                   ----------


                            Loans from the Creditor
                                 to the Company



          Unpaid Principal Amount                  Date
          -----------------------                  ----

          $200,000                                 February 7, 1992 and
                                                   amended on September 6,
                                                   1996.